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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR/A
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08743
Invesco Van Kampen Senior Income Trust

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia	30309

(Address of principal executive offices)	(Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/28/11
     The Registrant is filing this Amendment to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on April 15, 2011 to amend Item 1 “Reports to Stockholders” with respect to Invesco Van Kampen Senior Income Trust’s annual report. The purpose of this Amendment is to update language in the Trustees and Officers section in the annual report. This N-CSR/A also updates a footnote found under Item 8 “Portfolio Managers of Closed-End Management Companies”. Other than the aforementioned revision this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 28, 2011

Invesco Van Kampen Senior Income Trust NYSE: VVR

2	Performance Summary
2	Management Discussion
4	Supplemental Information
5	Dividend Reinvestment Plan
6	Schedule of Investments
22	Financial Statements
26	Financial Highlights
27	Notes to Financial Statements
37	Auditor’s Report
38	Tax Information
39	Results of Proxy
T-1	Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary
This is the annual report for Invesco Van Kampen Senior Income Trust. Please note that the Trust’s fiscal year-end has changed to February 28. Therefore, the period covered by this report is from July 31, 2010, the date of the last annual report, through February 28, 2011, the Trust’s new fiscal year-end.
     For the fiscal year ended February 28, 2011, Invesco Van Kampen Senior Income Trust returned 11.92% at net asset value (NAV) and 11.70% at market value.

Performance
Cumulative total returns, 7/31/10 to 2/28/11

Trust at NAV	11.92%

Trust at Market Value	11.70

Market Price Discount to NAV as of 2/28/11	-0.20

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest
We believe a highly diversified pool of bank loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives may provide the best risk-to-reward potential.
     Our credit analysts review all holdings and prospective holdings. Key consideration is given to the following:

Portfolio Composition*
By credit quality

Baa	2.2%

Ba	36.2

B	39.4

Caa	8.6

Ca	0.4

Non-Rated	13.2

*	Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice.
“Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.
■	Management. Factors include direct operating experience in managing the business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include the company’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.

Top 10 Issuers

1.	Texas Competitive Electric Holdings Co., LLC	2.7%

2.	First Data Corp.	2.5

3.	Harrah’s Operating Co., Inc.	2.4

4.	Charter Communications Operating, LLC	1.6

5.	Univision Communications, Inc.	1.6

6.	Asurion Corp.	1.3

7.	HCA, Inc.	1.2

8.	Community Health Systems, Inc.	1.2

9.	Federal-Mogul Corp.	1.1

10.	Nuveen Investments, Inc.	1.0

Total Net Assets Applicable to Common Shares	$904.6 million

Total Number of Holdings	511
The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.
■	Divisibility. This factor focuses on operating and corporate structures, ability to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.
■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
■	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business and conduct an examination of the business cycles, seasonality, international pressures and so forth.
■	Recovery and loan-to-value. These factors focus on further examination of the default probability and the rate of recovery associated with loans.
     The portfolio is constructed using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with borrowers and loan sponsors.
     Our proprietary systems generate “alert lists” that trigger immediate reviews of credits when they fall below price targets, are rated BB or lower or are performing off plan. The active sell discipline considers two key factors for each portfolio position:
■	Company objective. Will unfavorable industry trends, poor performance or lack of access to capital cause the company to underperform?
■	Investment objective. Has the earnings potential or price potential been met or exceeded, or do better relative valuation opportunities exist in the market?

2       Invesco Van Kampen Senior Income Trust

Market conditions and your Trust
During the seven months covered by this report, the bank loan market continued its recovery and most of the market traded at or near what would be considered “normal” ranges. As discussed in the Trust’s previous annual report, we attribute much of this improvement to a broader buyer base and a better balance between supply and demand. The trend also was buoyed by steady demand and strong flows into retail loan funds.
     These trends pushed the prices of previously issued loans in the S&P/LSTA Leveraged Loan Index back to levels not seen since the disruption in 2008.
     The bank loan market continued to become more visible and there was a greater correlation between performance and market, economic and other trends. We also saw an improvement in credit quality as evidenced by steady declines in the trailing 12-month default rate.
     Furthermore, the London Interbank Offered Rate (LIBOR) component of bank loan interest payments is reset when the contracts change — typically between 30 and 90 days — so investors may benefit from future increases in interest rates with little or no corresponding price exposure. This is one of the unique features of the bank loan asset class and provides investors with a positive component when interest rates are rising. While historically low LIBOR rates had a negative effect on the performance of the bank loan asset class during the reporting period, we expect these rates likely will increase at some point in the future. During the reporting period, the U.S. Federal Reserve maintained an accommodative monetary policy amid concerns of a slowing economic recovery.
     The Trust largely exited its positions in the directory space, a decision that helped the Trust’s performance. Our exposure to broad cyclicals, including chemicals and autos, also helped performance. The decision to reduce our exposure to newspapers, part of our broad strategy to reduce risk within the Trust, hurt performance as many newspaper holdings appreciated during the reporting period.
     The Trust used leverage, which enhanced returns as loan prices increased during the reporting period. Leverage involves borrowing at a floating short-term rate and investing the proceeds in investments that we believe will have returns in excess of the cost of the leverage. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Trust’s borrowing costs. The use of leverage, however, increases the Trust’s volatility. (Similarly, should short-term rates fall, borrowing costs also would decline.)
     During the reporting period, the Trust used derivatives to implement its investment strategy. A derivative instrument is a security whose value is derived from the value of an underlying asset, reference rate or index. The Trust uses derivative instruments for a variety of reasons, such as to attempt to protect against possible changes in market value or in an effort to generate a gain. During the reporting period, the Trust had exposure to credit default swaps in an effort to gain credit exposure. Using credit default swaps can be more liquid and cost effective than buying individual bonds or loans. While total exposure to credit default swaps was small relative to the Trust’s total net assets, the impact of these transactions was favorable to overall results for the reporting period.
     As always, we appreciate your continued participation in Invesco Van Kampen Senior Income Trust.
The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and index disclosures later in this report.
Thomas Ewald
Portfolio manager, is manager of Invesco Van Kampen Senior Income Trust. He has been responsible for the Trust since 2010. Mr. Ewald has been associated with Invesco or its investment advisory affiliates in an investment capacity since 2000. He earned an A.B. from Harvard College and an M.B.A. from the Darden School of Business at the University of Virginia.
Phillip Yarrow
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Senior Income Trust. Mr. Yarrow was associated with Van Kampen Asset Management or its investment advisory affiliates in an investment capacity from 2005 until joining Invesco in 2010. He has managed the Trust since 2007. He earned a B.S. in mathematics and economics from the University of Nottingham and an M.B.A. in finance from Northwestern University.

3       Invesco Van Kampen Senior Income Trust

Invesco Van Kampen Senior Income Trust’s investment objective is to seek to provide a high level of current income, consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets applicable to common shares.
■	Unless otherwise noted, all data provided by Invesco.

■	To access your Trust’s reports, visit invesco.com/fundreports.

Principal risks of investing in the Trust
■	The prices of securities held by the Trust may decline in response to market risks.
■	Other risks are described and defined later in this report.

About indexes used in this report
■	The S&P/LSTA Leveraged Loan Index is a weekly total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans.
■	The London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market (or interbank lending market).
■	The Trust is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Trust performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

NYSE Symbol	VVR

4       Invesco Van Kampen Senior Income Trust

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Trust. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Trust, allowing you to potentially increase your investment over time.

Plan benefits
■	Add to your account You may increase the amount of shares in your Trust easily and automatically with the Plan.
■	Low transaction costs Transaction costs are low because the new shares are generally bought in blocks and the per share fee is shared among all participants.
■	Convenience
You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.
■	Safekeeping The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include your Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before such dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

How the Plan Works
If you choose to participate in the Plan, whenever your Trust declares such Distributions, it will be invested in additional shares of your Trust that are purchased on the open market.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Trust. However, you will pay your portion of any per share fees incurred when the new shares are purchased on the open market. These fees are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any per share or service fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
     Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
     To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5       Invesco Van Kampen Senior Income Trust

Schedule of Investments

February 28, 2011

			Principal
		Stated	Amount
	Coupon	Maturity*	(000)	Value

Variable Rate** Senior Loan Interests–144.3%
Aerospace & Defense–5.1%
Apptis, Inc. Term Loan	4.530%	12/20/12	$1,944	$1,945,975

ARINC, Inc. Second Lien Term Loan	6.000%	10/25/15	1,922	1,869,600

Booz Allen Hamilton, Inc. Term Loan B	4.000%	08/03/17	2,687	2,721,043

DynCorp International, LLC Term Loan B	6.250%	07/05/16	2,560	2,588,649

IAP Worldwide Services, Inc. First Lien Term Loan(a)	8.250%	12/30/12	6,000	6,002,997

IAP Worldwide Services, Inc. Second Lien Term Loan(a)	12.500%	06/28/13	1,785	1,785,125

Primus International, Inc. Incremental Term Loan	2.760%	06/07/12	2,296	2,292,664

Scitor Corp. Term Loan B	5.750%	02/15/17	1,866	1,884,227

Sequa Corp. Term Loan	3.560%	12/03/14	5,274	5,236,729

SI Organization, Inc. New Term Loan B	4.500%	11/22/16	1,288	1,299,699

TASC, Inc. Term Loan A	5.500%	12/18/14	378	380,271

TASC, Inc. Term Loan B	5.750%	12/18/15	4,186	4,211,960

Transdigm, Inc. Term Loan B	5.250%	02/14/17	3,487	3,515,790

Triumph Group, Inc. Term Loan B	4.500%	06/16/16	3,082	3,097,247

Vangent, Inc. Term Loan B	2.320%	02/14/13	4,535	4,466,542

Wesco Aircraft Hardware Corp. Second Lien Term Loan	6.020%	03/28/14	538	539,739

Wyle Services Corp. Incremental Term Loan	7.750%	03/25/16	2,388	2,401,847

				46,240,104

Air Transport–0.6%
Delta Air Lines, Inc. Revolving Credit Agreement	7.375%	03/28/13	2,500	2,425,000

Delta Air Lines, Inc. Secured Term Loan	9.000%	09/27/13	3,297	3,312,496

				5,737,496

Automotive–4.6%
Autotrader.com, Inc. New Term Loan B	4.750%	12/15/16	2,765	2,789,599

Federal-Mogul Corp. Term Loan B	2.200%	12/29/14	16,185	15,681,970

Federal-Mogul Corp. Term Loan C	2.198%	12/28/15	172	166,902

Ford Motor Co. Term Loan	3.020%	12/16/13	11,570	11,575,069

KAR Holdings, Inc. Term Loan B	3.020%	10/18/13	4,726	4,730,804

Key Safety Systems, Inc. First Lien Term Loan	2.550%	03/08/14	747	728,203

Performance Transportation Services, Inc. Letter of Credit(b)(c)(d)	3.250%	01/26/12	611	147,674

Performance Transportation Services, Inc. Term Loan(b)(c)(d)	7.500%	01/26/12	420	101,407

Pinafore, LLC Term Loan B	4.250%	09/29/16	5,778	5,829,408

				41,751,036

Beverage & Tobacco–1.6%
DS Waters of America, Inc. Term Loan B	2.570%	10/27/12	10,013	9,875,361

DSW Holdings, Inc. Term Loan	4.311%	03/02/12	4,950	4,776,750

				14,652,111

Building & Development–3.7%
Axia Acquisition Corp. Second Lien Term Loan A(a)(i)	9.390%	03/11/16	1,024	932,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
	Coupon	Maturity*	(000)	Value

Building & Development–(continued)

Axia Acquisition Corp. Second Lien Term Loan B(a)(i)	3.390%	03/12/16	$1,918	$1,610,962

Building Materials Holding Corp. Second Lien Term Loan(a)	8.000%	01/05/15	1,742	1,550,624

Capital Automotive, LP Term Loan C	4.750%	12/14/12	5,146	5,358,153

CB Richard Ellis Services, Inc. New Term Loan B	3.514%	11/06/16	1,024	1,030,842

Contech Construction Products, Inc. Term Loan	5.250%	01/31/13	787	722,145

CPG International, Inc. Term Loan B	6.000%	02/18/17	1,510	1,518,971

Custom Building Products, Inc. Term Loan B	5.750%	03/19/15	3,759	3,806,089

El Ad IDB Las Vegas, LLC Term Loan A1	3.014%	08/09/12	2,500	1,562,500

Ginn LA CS Borrower First Lien Term A Credit Linked(c)	7.750%	06/08/11	4,714	394,821

Ginn LA CS Borrower First Lien Term Loan(c)	6.196%	06/08/11	10,106	846,354

Ginn LA CS Borrower Second Lien Term Loan(c)	10.196%	06/08/12	6,000	30,000

Kyle Acquisition Group, LLC Term Loan B(c)(e)	5.750%	07/20/09	2,200	209,000

Kyle Acquisition Group, LLC Term Loan C(c)	4.000%	07/20/11	3,000	285,000

Lake At Las Vegas Joint Venture, LLC Exit Revolving Credit Agreement(a)(f)	7.780%	12/31/12	79	77,171

NLV Holdings, LLC First Lien Term Loan(a)(c)(d)	5.750%	03/31/11	1,207	273,657

NLV Holdings, LLC Second Lien Term Loan(a)(c)(d)	5.250%	05/09/12	2,490	18,796

Realogy Corp. Extended Letter of Credit	4.513%	10/10/16	85	81,017

Realogy Corp. Extended Term Loan	4.562%	10/10/16	6,970	6,662,077

Realogy Corp. Letter of Credit	3.260%	10/10/13	824	792,841

Re/Max International, Inc. Term Loan	5.500%	04/15/16	708	715,042

South Edge, LLC Term Loan A(c)(e)	5.250%	10/31/08	1,908	1,532,771

South Edge, LLC Term Loan C(c)(e)	5.500%	10/31/09	2,000	1,606,670

Tamarack Resorts, LLC Credit Lined Note A(c)	8.051%	05/19/11	2,400	8,256

Tamarack Resorts, LLC Term Loan(c)(e)	20.250%	07/02/09	497	447,833

Tamarack Resorts, LLC Term Loan B(c)	7.500%	05/19/11	3,546	12,198

WCI Communities, Inc. PIK Term Loan(a)	11.000%	09/02/16	1,060	1,031,968

				33,118,038

Business Equipment & Services–11.9%
Affinion Group, Inc. Term Loan B	5.000%	10/10/16	8,729	8,798,766

Asurion Corp. First Lien Term Loan	3.270%	07/03/14	4,088	4,030,270

Asurion Corp. Incremental Term Loan B2	6.750%	03/31/15	12,366	12,555,378

Asurion Corp. Second Lien Term Loan	6.764%	07/03/15	873	871,848

Bright Horizons Family Solutions, Inc. Term Loan B	7.500%	05/28/15	2,420	2,440,271

CCC Information Services, Inc. Term Loan B	5.500%	11/11/15	581	588,336

Dealer Computer Services, Inc. Term Loan B	5.250%	04/21/17	3,940	3,973,994

First Data Corp. Delayed Draw Term Loan	3.012%	09/24/14	1,796	1,688,590

First Data Corp. Term Loan B1	3.012%	09/24/14	13,808	13,079,167

First Data Corp. Term Loan B2	3.012%	09/24/14	14,691	13,917,938

First Data Corp. Term Loan B3	3.012%	09/24/14	5,944	5,630,158

Interactive Data Corp. Term Loan B	4.750%	02/12/18	3,781	3,820,311

iPayment, Inc. Term Loan	2.290%	05/10/13	2,142	2,134,149

Kronos, Inc. Initial Term Loan	2.053%	06/11/14	2,030	2,029,341

Kronos, Inc. Second Lien Term Loan	6.053%	06/11/15	1,540	1,536,150

Mitchell International, Inc. Second Lien Term Loan	5.563%	03/30/15	3,897	3,463,177

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
	Coupon	Maturity*	(000)	Value

Business Equipment & Services–(continued)

NCO Financial Systems Term Loan B	7.500%	05/15/13	$5,086	$5,056,427

Nielsen Finance, LLC Class A Term Loan	2.264%	08/09/13	2,923	2,932,882

Nielsen Finance, LLC Class C Term Loan	3.764%	05/02/16	4,586	4,611,438

Rovi Solutions Corp. Term Loan B	4.000%	02/07/18	580	584,144

SMG Holdings, Inc. Term Loan B	3.330%	07/27/14	1,923	1,850,942

Sorenson Communications, Inc. Term Loan C	6.000%	08/16/13	662	638,102

Sungard Data Systems, Inc. Add on Term Loan	3.763%	02/28/14	1,238	1,249,557

Sungard Data Systems, Inc. Revolving Credit Agreement(f)	0.873%	08/11/11	358	350,412

Sungard Data Systems, Inc. Term Loan B	3.930%	02/26/16	7,112	7,164,019

Verint Systems, Inc. Term Loan B	5.250%	05/25/14	2,133	2,142,476

Vertafore, Inc. Term Loan	5.250%	07/29/16	355	358,086

				107,496,329

Cable & Satellite Television–5.5%
Atlantic Broadband Finance, LLC Term Loan B	5.000%	11/27/15	1,244	1,248,274

Bresnan Broadband Holdings, LLC Term Loan B	4.500%	12/14/17	2,343	2,363,827

Cequel Communications, LLC New Term Loan	2.263%	11/05/13	1,985	1,987,042

Charter Communications Operating, LLC Extended Term Loan	3.560%	09/06/16	18,349	18,409,026

Charter Communications Operating, LLC Third Lien Term Loan	2.762%	09/06/14	4,000	3,968,320

CSC Holdings, Inc. Incremental B-2 Term Loan	2.012%	03/29/16	2,968	2,992,568

Knology, Inc. Term Loan B	4.000%	08/18/17	2,336	2,357,452

MCC Iowa, LLC Term Loan D2	2.010%	01/31/15	3,830	3,785,771

MCC Iowa, LLC Term Loan F	4.500%	10/23/17	1,489	1,497,872

Mediacom Illinois, LLC Term Loan C	2.010%	01/31/15	2,304	2,240,640

Mediacom Illinois, LLC Term Loan D	5.500%	03/31/17	2,102	2,121,257

Mediacom Illinois, LLC Term Loan E	4.500%	10/23/17	1,575	1,579,746

Midcontinent Communications Term Loan B	6.250%	12/31/16	3,024	3,052,708

UPC Broadband Holding, B.V. Term Loan T (Netherlands)	3.760%	12/30/16	1,856	1,865,076

				49,469,579

Chemicals & Plastics–5.5%
Armored AutoGroup, Inc. Term Loan	6.000%	11/05/16	2,003	2,020,688

Brenntag Holdings GmbH & Co. Second Lien Term Loan (Germany)	6.453%	07/17/15	2,400	2,437,512

Cristal Inorganic Chemicals US, Inc. First Lien Term Loan	2.553%	05/15/14	2,861	2,859,399

Hexion Specialty Chemicals, Inc. Extended Term Loan C1	4.063%	05/05/15	3,683	3,679,653

Hexion Specialty Chemicals, Inc. Extended Term Loan C2	4.063%	05/05/15	1,644	1,641,990

Hexion Specialty Chemicals, Inc. Extended Term Loan C5	4.063%	05/05/15	2,476	2,475,687

Houghton International, Inc. Term Loan B	6.750%	01/29/16	1,831	1,858,183

Huntsman International, LLC Term Loan C	2.530%	06/30/16	4,062	4,072,045

MetoKote Corp. Term Loan Refinance	9.000%	11/27/11	6,548	6,548,225

Nalco Co. Term Loan B1	4.500%	10/05/17	5,477	5,559,994

Nusil Technology, LLC New Term Loan B	6.000%	02/18/15	2,099	2,109,169

OMNOVA Solutions, Inc. Term Loan B	5.750%	05/31/17	426	431,883

PQ Corp. Term Loan B	3.540%	07/30/14	3,518	3,474,254

Rockwood Specialties Group, Inc. Term Loan B	3.750%	02/09/18	3,878	3,936,247

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
	Coupon	Maturity*	(000)	Value

Chemicals & Plastics–(continued)

Styron S.A.R.L, LLC Term Loan B	6.000%	08/02/17	$1,697	$1,715,292

Univar, Inc. Term Loan B	5.000%	07/03/17	4,777	4,825,950

				49,646,171

Clothing/Textiles–1.9%
Gold Toe Investment Corp. First Lien Term Loan B	8.500%	10/30/13	3,022	3,007,255

Gold Toe Investment Corp. Second Lien Term Loan	11.750%	04/30/14	2,750	2,534,579

Levi Strauss & Co. Term Loan	2.512%	03/27/14	4,850	4,781,809

Phillips-Van Heusen Corp. Term Loan B	5.250%	05/06/16	4,151	4,172,334

Varsity Brands, Inc. Term Loan B	2.830%	02/22/14	2,429	2,247,032

				16,743,009

Conglomerates–1.0%
Goodman Global Holdings, Inc. First Lien Term Loan	5.750%	10/28/16	4,673	4,720,205

Goodman Global Holdings, Inc. Second Lien Term Loan	9.000%	10/30/17	568	589,009

RGIS Holdings, LLC Delayed Draw Term Loan	2.803%	04/30/14	175	170,996

RGIS Holdings, LLC Term Loan B	2.803%	04/30/14	3,499	3,419,925

				8,900,135

Containers & Glass Products–5.6%
Anchor Glass Container Corp. First Lien Term Loan	6.000%	03/02/16	3,595	3,627,646

Anchor Glass Container Corp. Second Lien Term Loan	10.000%	09/02/16	1,425	1,460,625

Berlin Packaging, LLC Term Loan	3.290%	08/17/14	3,389	3,291,250

Berry Plastics Group, Inc. Term Loan C	2.310%	04/03/15	3,787	3,682,231

BWAY Corp. Term Loan B	4.500%	02/23/18	2,106	2,124,353

BWAY Corp. Term Loan C	4.500%	02/23/18	187	188,607

Graham Packaging Co., L.P. Term Loan C	6.750%	04/05/14	5,540	5,579,311

Graham Packaging Co., L.P. Term Loan D	6.000%	09/23/16	2,914	2,947,396

Kranson Industries, Inc. Term Loan B	2.510%	07/31/13	6,018	5,832,130

Pelican Products, Inc. Term Loan B	5.750%	11/30/16	1,757	1,772,317

Pertus Sechszehnte GmbH Term Loan B2 (Germany)	2.639%	06/13/15	2,022	1,917,025

Pertus Sechszehnte GmbH Term Loan C2 (Germany)	2.889%	06/13/16	2,022	1,927,138

Reynolds Group Holdings, Inc. Term Loan E	4.250%	02/09/18	10,130	10,212,541

Smurfit-Stone Container Corp. Exit Term Loan B	6.750%	07/15/16	5,145	5,180,409

Tegrant Corp. Second Lien Term Loan	5.810%	03/08/15	825	693,000

				50,435,979

Cosmetics/Toiletries–2.0%
Bausch And Lomb, Inc. Delayed Draw Term Loan	3.512%	04/24/15	977	979,011

Bausch And Lomb, Inc. Term Loan	3.543%	04/24/15	4,023	4,032,089

Huish Detergents, Inc. Term Loan B	2.010%	04/26/14	4,208	4,163,290

KIK Custom Products, Inc. Canadian Term Loan	2.560%	06/02/14	394	351,106

KIK Custom Products, Inc. First Lien Term Loan	2.560%	06/02/14	2,296	2,048,116

KIK Custom Products, Inc. Second Lien Term Loan	5.303%	11/30/14	4,000	2,753,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
	Coupon	Maturity*	(000)	Value

Cosmetics/Toiletries–(continued)

Marietta Intermediate Holding Corp. Term Loan B(a)	8.000%	02/19/15	$1,662	$1,512,171

Prestige Brands, Inc. Term Loan B	4.750%	03/24/16	2,029	2,045,824

				17,884,947

Drugs–2.3%
Grifols, Inc. Term Loan B	6.000%	11/23/16	6,292	6,376,761

Nyco Holdings 2 Aps Term Loan B2 (Denmark)	4.262%	12/29/14	2,374	2,337,810

Nyco Holdings 2 Aps Term Loan C2 (Denmark)	4.762%	12/29/15	2,373	2,349,175

Nyco Holdings 3 Aps Facility A1 (Denmark)	3.512%	12/29/13	89	87,339

Nyco Holdings 3 Aps Facility A2 (Denmark)	3.512%	12/29/13	460	450,736

Nyco Holdings 3 Aps Facility A3 (Denmark)	3.512%	12/29/13	14	14,064

Nyco Holdings 3 Aps Facility A4 (Denmark)	3.512%	12/29/13	9	8,959

Nyco Holdings 3 Aps Facility A5 (Denmark)	3.512%	12/29/13	65	63,347

Warner Chilcott Co., LLC Incremental Term Loan	6.250%	04/30/15	1,534	1,549,135

Warner Chilcott Co., LLC Term Loan A	6.000%	10/30/14	2,736	2,756,050

Warner Chilcott Co., LLC Term Loan B1	6.250%	04/30/15	1,506	1,520,729

Warner Chilcott Co., LLC Term Loan B2	6.250%	04/30/15	2,507	2,532,289

Warner Chilcott Co., LLC Term Loan B3	6.500%	02/22/16	1,121	1,132,753

				21,179,147

Ecological Services & Equipment–1.4%
Environmental Systems Products Holdings Second Lien Term Loan	13.500%	09/12/14	1,682	1,681,985

ServiceMaster Co. Delayed Draw Term Loan	2.770%	07/24/14	605	598,617

ServiceMaster Co. Letter of Credit	2.770%	07/24/14	2,198	2,173,332

ServiceMaster Co. Term Loan	2.770%	07/24/14	6,079	6,011,117

Synagro Technologies, Inc. Second Lien Term Loan	5.020%	10/02/14	1,100	1,012,000

Synagro Technologies, Inc. Term Loan B	2.270%	04/02/14	1,015	956,056

				12,433,107

Electronics/Electrical–4.7%
Aeroflex, Inc. Term Loan B-1	4.313%	08/15/14	872	875,727

Bentley Systems, Inc. Term Loan B	5.750%	12/29/16	1,149	1,160,704

CDW Corp. Extended Term Loan B	5.264%	07/10/17	8,690	8,707,510

CommScope, Inc. Term Loan B	5.000%	01/14/18	2,339	2,373,834

Datatel, Inc. Extended First Lien Term Loan	5.000%	02/18/17	1,201	1,208,517

Freescale Semiconductor, Inc. Extended Term Loan B	4.510%	12/01/16	7,221	7,230,425

Infor Enterprise Solutions Holdings, Inc. Extended Delayed Draw Term Loan	6.020%	07/28/15	2,149	2,127,598

Infor Enterprise Solutions Holdings, Inc. Extended Initial Term Loan	6.020%	07/28/15	4,119	4,077,897

Matinvest 2 SAS Term Loan B2 (France)	3.464%	06/23/14	701	677,182

Matinvest 2 SAS Term Loan C2 (France)	4.214%	06/22/15	701	680,468

Microsemi Corp. Term Loan B	5.000%	11/02/17	1,171	1,178,124

Open Solutions, Inc. Term Loan B	2.425%	01/23/14	6,192	5,657,755

Proquest CSA, LLC Term Loan	3.800%	02/09/14	240	239,783

Savvis Communications Corp. Term Loan	6.750%	08/04/16	1,045	1,057,088

Sensata Technologies Finance Co., LLC Term Loan	2.050%	04/26/13	828	828,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
	Coupon	Maturity*	(000)	Value

Electronics/Electrical–(continued)

Spectrum Brands, Inc. Term Loan B	5.010%	06/17/16	$4,026	$4,073,619

				42,154,631

Farming/Agriculture–0.6%
WM. Bolthouse Farms, Inc. New First Lien Term Loan	5.500%	02/11/16	3,516	3,553,183

WM. Bolthouse Farms, Inc. New Second Lien Term Loan	7.500%	08/11/16	1,773	1,797,466

				5,350,649

Financial Intermediaries–5.3%
Fidelity National Information Solutions, Inc. Term Loan B	5.250%	07/18/16	6,166	6,232,636

Fifth Third Processing Solutions, LLC Second Lien Term Loan	8.250%	11/01/17	601	615,208

Fifth Third Processing Solutions, LLC Term Loan B	5.500%	11/03/16	1,757	1,773,599

Grosvenor Capital Management Holdings, LLP Extended Term Loan C	4.313%	12/05/16	4,317	4,328,082

LPL Holdings, Inc. Extended Term Loan	4.250%	06/25/15	5,011	5,042,433

LPL Holdings, Inc. Term Loan D	2.040%	06/28/13	623	624,636

Nuveen Investments, Inc. Extended Term Loan	5.800%	05/12/17	7,758	7,768,078

Nuveen Investments, Inc. Term Loan	3.300%	11/13/14	6,212	6,013,993

Oxford Acquisition III, Ltd. Term Loan (United Kingdom)	2.053%	05/12/14	4,178	4,148,842

RJO Holdings Corp. FCM Term Loan	6.270%	12/10/15	74	67,021

RJO Holdings Corp. HoldCo Term Loan B	6.270%	12/10/15	3,472	2,546,043

Trans Union, LLC Term Loan B	4.750%	02/12/18	3,047	3,087,800

Transfirst Holdings, Inc. Second Lien Term Loan(a)	6.310%	06/15/15	2,654	2,517,176

Transfirst Holdings, Inc. Term Loan B	3.060%	06/15/14	2,895	2,825,042

				47,590,589

Food Products–5.6%
Advantage Sales & Marketing, Inc. Second Lien Term Loan	9.250%	06/18/18	893	911,558

Advantage Sales & Marketing, Inc. Term Loan B	5.250%	12/18/17	2,668	2,690,241

Coleman Natural Foods, LLC First Lien Term Loan	6.761%	08/22/12	6,763	6,678,887

DCI Cheese Co. Term Loan	8.000%	04/15/12	3,913	3,424,211

Dean Foods Co. Extended Term Loan B1	3.310%	04/02/16	1,427	1,423,719

Dean Foods Co. Extended Term Loan B2	3.540%	04/02/17	1,633	1,631,278

Dole Food Co., Inc. Term Loan B	5.059%	03/02/17	1,898	1,918,682

Dole Food Co., Inc. Term Loan C	5.040%	03/02/17	4,715	4,765,526

Earthbound Holdings III, LLC Term Loan B	6.750%	12/21/16	668	677,318

Farley’s & Sathers Candy Co., Inc. First Lien Term Loan	7.000%	06/15/11	7,972	7,991,483

Farley’s & Sathers Candy Co., Inc. Second Lien Term Loan	11.250%	01/02/12	1,200	1,194,000

Michael Foods Group, Inc. Term Loan	4.250%	02/23/18	1,892	1,511,987

Pierre Foods, Inc. First Lien Term Loan	7.000%	09/30/16	7,033	7,101,104

Pierre Foods, Inc. Second Lien Term Loan	11.250%	09/29/17	587	602,857

Pinnacle Foods Finance, LLC Term Loan B	2.760%	04/02/14	5,694	5,688,360

Pinnacle Foods Finance, LLC Term Loan D	6.000%	04/02/14	1,258	1,271,318

Windsor Quality Food Co., Ltd. Term Loan B	5.000%	02/16/17	1,357	1,366,675

				50,849,204

Food Service–2.6%
Burger King Corp. Term Loan B	4.500%	10/19/16	6,094	6,138,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
	Coupon	Maturity*	(000)	Value

Food Service–(continued)

Center Cut Hospitality, Inc. Term Loan	9.250%	07/06/14	$1,993	$1,975,764

Darling International, Inc. Term Loan	5.140%	12/16/16	566	574,500

DineEquity, Inc. Term Loan B	4.250%	10/19/17	1,770	1,785,585

Dunkin’ Brands, Inc. Term Loan B	4.250%	11/23/17	6,763	6,816,839

NPC International, Inc. Term Loan B	2.040%	05/03/13	3,451	3,449,027

OSI Restaurant Principal Partners, LLC Revolving Credit Agreement	2.520%	06/14/13	213	210,072

OSI Restaurant Principal Partners, LLC Term Loan B	2.625%	06/14/14	2,206	2,174,244

Wendy’s/Arby’s Restaurants, LLC Term Loan B	5.000%	05/24/17	773	781,935

				23,906,541

Food/Drug Retailers–3.8%
General Nutrition Centers, Inc. Term Loan B	3.300%	09/16/13	7,402	7,405,277

NBTY, Inc. Term Loan B	6.250%	10/02/17	3,589	3,634,660

The Pantry, Inc. Delayed Draw Term Loan B	2.020%	05/15/14	914	897,964

The Pantry, Inc. Term Loan B	2.020%	05/15/14	3,176	3,118,637

Rite Aid Corp. Term Loan 3	6.000%	06/04/14	5,986	5,991,514

Rite Aid Corp. Term Loan B	2.020%	06/04/14	6,162	5,964,091

Roundy’s Supermarkets, Inc. Extended Term Loan	7.000%	11/03/13	7,103	7,160,020

				34,172,163

Forest Products–1.0%
Ainsworth Lumber Co., Ltd. Term Loan	5.313%	06/26/14	2,400	2,404,872

Cenveo Corp. Term Loan B	6.250%	12/21/16	4,334	4,380,729

Georgia-Pacific Corp. New Term Loan B	2.300%	12/21/12	723	723,645

Verso Paper Holdings, LLC Term Loan(a)	6.670%	02/01/13	442	404,830

White Birch Paper Co. DIP Delayed Draw Term Loan (Canada)(f)	6.720%	09/30/11	212	211,303

White Birch Paper Co. DIP Term Loan B (Canada)	12.000%	09/30/11	1,296	1,292,116

				9,417,495

Health Care–13.0%
Alere, Inc. First Lien Term Loan	2.260%	06/26/14	5,177	5,168,188

Axcan Intermediate Holdings, Inc. Term Loan B(f)	3.920%	02/10/17	1,122	1,126,457

Biomet, Inc. Term Loan B	3.290%	03/25/15	6,130	6,139,942

Carestream Health, Inc. Term Loan B	5.000%	02/25/17	7,643	7,595,465

Community Health Systems, Inc. Delayed Draw Term Loan	2.560%	07/25/14	490	487,182

Community Health Systems, Inc. Extended Term Loan B	3.810%	01/25/17	5,895	5,922,806

Community Health Systems, Inc. Term Loan	2.560%	07/25/14	9,839	9,774,763

DaVita, Inc. New Term Loan B	4.500%	10/20/16	1,389	1,403,765

DJO Finance, LLC New Term Loan B	3.262%	05/20/14	3,401	3,386,857

DSI Renal, Inc. Term Loan(a)	8.500%	03/31/13	5,123	5,203,318

Genoa Healthcare Group, LLC Term Loan B	5.500%	08/10/12	425	414,888

Gentiva Health Services, Inc. Term Loan B	6.750%	08/15/16	3,077	3,133,219

Harlan Laboratories, Inc. Term Loan B	3.790%	07/11/14	614	572,722

HCA, Inc. Extended Term Loan B2	3.553%	03/31/17	12,932	12,997,883

HCA, Inc. Term Loan A	1.553%	11/19/12	850	845,860

HCA, Inc. Term Loan B	2.553%	11/18/13	3,259	3,251,869

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
	Coupon	Maturity*	(000)	Value

Health Care–(continued)

HCR Healthcare, LLC Term Loan B	2.762%	12/22/14	$1,792	$1,789,885

Health Management Associates, Inc. Term Loan B	2.053%	02/28/14	6,267	6,228,002

IMS Health, Inc. Term Loan B	5.250%	02/26/16	4,076	4,093,359

Rehabcare Group, Inc. Term Loan B	6.000%	11/24/15	4,562	4,577,651

Rural/Metro Operating Co., LLC Term Loan B	6.000%	11/24/16	1,171	1,185,451

Select Medical Corp. Term Loan B	2.390%	02/24/12	1,861	1,858,828

Skilled Healthcare Group, Inc. Term Loan B	5.250%	04/08/16	2,451	2,460,242

Sun Healthcare Group, Inc. Term Loan B	7.500%	10/15/16	2,317	2,340,458

Surgical Care Affiliates, LLC Term Loan	2.303%	12/29/14	10,107	9,921,462

United Surgical Partners, International, Inc. Delayed Draw Term Loan	2.270%	04/21/14	816	808,779

United Surgical Partners, International, Inc. Term Loan B	2.290%	04/19/14	4,952	4,909,094

Universal Health Services, Inc. Term Loan B	5.500%	11/15/16	9,838	9,955,791

				117,554,186

Home Furnishings–1.0%
Brown Jordan International, Inc. Term Loan	6.270%	04/30/12	1,349	1,322,466

Hunter Fan Co. Revolving Credit Agreement(f)	2.236%	04/16/13	182	156,771

Hunter Fan Co. Second Lien Term Loan	7.020%	10/16/14	1,000	870,000

Hunter Fan Co. Term Loan	2.770%	04/16/14	953	913,542

Mattress Holdings Corp. Term Loan B	2.560%	01/18/14	2,547	2,413,535

National Bedding Co., LLC Second Lien Term Loan	5.313%	02/28/14	3,423	3,391,296

				9,067,610

Industrial Equipment–1.5%
Bucyrus International, Inc. Term Loan	4.250%	02/19/16	2,728	2,742,142

Electrical Components International, Inc. Synthetic Revolving Credit Agreement	6.750%	02/04/16	37	37,160

Electrical Components International, Inc. Term Loan B	6.750%	02/03/17	591	594,564

Manitowoc Co., Inc. Term Loan B	8.000%	11/06/14	514	520,272

Mold-Masters Luxembourg Holdings, SA Term Loan	3.813%	10/11/14	2,788	2,578,987

MW Industries, Inc. Acquisition Term Loan	7.250%	11/01/13	582	479,791

MW Industries, Inc. Term Loan	7.250%	11/01/13	4,540	3,745,686

Polypore, Inc. Incremental Term Loan	2.270%	07/03/14	3,028	3,034,150

				13,732,752

Insurance–2.6%
Alliant Holdings I, Inc. Term Loan B	3.303%	08/21/14	2,759	2,755,056

Alliant Holdings I, Inc. Term Loan D	6.750%	08/21/14	1,051	1,066,760

AmWins Group, Inc. First Lien Term Loan	2.820%	06/08/13	6,840	6,811,067

Applied Systems, Inc First Lien Term Loan	5.500%	12/08/16	989	1,000,756

Applied Systems, Inc Second Lien Term Loan	9.250%	06/07/17	495	502,077

Audatex North America, Inc. Term Loan C	2.063%	05/16/14	2,317	2,285,019

CNO Financial Group, Inc. Term Loan B	7.500%	09/30/16	66	66,504

HMSC Corp. Second Lien Term Loan	5.762%	10/03/14	825	695,063

Sedgwick CMS Holdings, Inc. First Lien Term Loan	5.500%	05/27/16	575	576,324

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
	Coupon	Maturity*	(000)	Value

Insurance–(continued)

Sedgwick CMS Holdings, Inc. Second Lien Term Loan	9.000%	05/26/17	$2,800	$2,835,000

USI Holdings Corp. Term Loan	2.760%	05/05/14	4,952	4,941,353

				23,534,979

Leisure Goods/Activities/Movies–4.9%
24 Hour Fitness Worldwide, Inc. Term Loan	6.750%	04/22/16	1,119	1,111,816

Alpha Topco, Ltd. Second Lien Term Loan (United Kingdom)	3.960%	06/30/14	1,350	1,325,207

Alpha Topco, Ltd. Term Loan B1 (United Kingdom)	2.707%	12/31/13	4,117	4,059,699

Alpha Topco, Ltd. Term Loan B2 (United Kingdom)	2.707%	12/31/13	2,781	2,742,211

Bombardier Recreational Products, Inc. Term Loan (Canada)	2.810%	06/28/13	2,234	2,225,068

Cedar Fair, L.P. Term Loan B	4.000%	12/15/17	5,641	5,681,579

Fender Musical Instruments Corp. Delayed Draw Term Loan	2.520%	06/09/14	2,061	1,988,564

Fender Musical Instruments Corp. Term Loan B	2.520%	06/09/14	4,079	3,936,294

Gibson Guitar Corp. Term Loan	11.250%	09/30/11	1,988	1,975,954

Hicks Sporting Group, LLC Term Loan(e)(f)	10.298%	06/30/11	227	229,160

Live Nation Entertainment, Inc. Term Loan B	4.500%	11/07/16	5,414	5,457,199

Playcore Holdings, Inc. Term Loan B	2.820%	02/21/14	1,847	1,726,907

Regal Cinemas, Inc. Term Loan B	3.553%	08/23/17	1,423	1,431,947

Sabre Holdings Corp. Term Loan B	2.280%	09/30/14	7,325	6,883,478

Six Flags Theme Principalks, Inc. Add on Term Loan B	5.500%	06/30/16	1,457	1,478,148

SRAM, LLC Term Loan B	5.010%	04/30/15	740	748,359

Travelport, LLC Extended Term Loan B	4.963%	08/21/15	961	936,751

Travelport, LLC Term Loan S	4.803%	08/21/15	126	122,592

Universal City Development Partners, Ltd. New Term Loan B	5.500%	11/06/14	402	406,968

				44,467,901

Lodging & Casinos–8.7%
BLB Worldwide Holdings, Inc. Term Loan	8.500%	11/05/15	3,894	3,931,542

Boyd Gaming Corp. Revolving Credit Agreement	1.625%	05/24/12	5,500	5,342,837

Cannery Casino Resorts, LLC Delayed Draw Term Loan	4.513%	05/20/13	2,351	2,327,144

Cannery Casino Resorts, LLC Revolving Credit Agreement(f)	3.355%	05/18/12	748	734,119

Cannery Casino Resorts, LLC Second Lien Term Loan	4.513%	05/16/14	500	455,000

Cannery Casino Resorts, LLC Term Loan B	4.513%	05/17/13	2,843	2,814,152

CCM Merger Corp. Term Loan B	8.500%	07/13/12	3,152	3,160,602

Chester Downs And Marina, LLC Incremental Term Loan	12.375%	07/29/16	325	335,813

Golden Nugget, Inc. New Delayed Draw Term Loan(a)	3.270%	06/30/14	1,983	1,727,398

Golden Nugget, Inc. Term Loan B(a)	3.270%	06/30/14	3,484	3,034,557

Harrah’s Operating Co., Inc. Incremental Term Loan B4	9.500%	10/31/16	495	525,559

Harrah’s Operating Co., Inc. Term Loan B1	3.303%	01/28/15	15,731	14,618,813

Harrah’s Operating Co., Inc. Term Loan B2	3.303%	01/28/15	11,176	10,385,758

Harrah’s Operating Co., Inc. Term Loan B3	3.300%	01/28/15	8,667	8,054,708

Isle Of Capri Casinos, Inc. New Delayed Draw Term Loan A	5.000%	11/25/13	996	996,034

Isle Of Capri Casinos, Inc. New Delayed Draw Term Loan B	5.000%	11/25/13	1,133	1,132,455

Isle Of Capri Casinos, Inc. New Term Loan B	5.000%	11/25/13	2,831	2,831,138

Las Vegas Sands, LLC/Venetian Casino Delayed Draw Term Loan	2.040%	05/23/14	871	866,481

Las Vegas Sands, LLC/Venetian Casino Extended Delayed Draw Term Loan	3.040%	11/23/16	156	155,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
	Coupon	Maturity*	(000)	Value

Lodging & Casinos–(continued)

Las Vegas Sands, LLC/Venetian Casino Extended Delayed Draw Term Loan 2	3.040%	11/23/15	$1,093	$1,089,325

Las Vegas Sands, LLC/Venetian Casino Extended Term Loan B	3.040%	11/23/16	2,869	2,858,516

Las Vegas Sands, LLC/Venetian Casino Term Loan B	2.040%	05/23/14	2,031	2,020,008

Magnolia Hill, LLC Delayed Draw Term Loan	3.510%	10/30/13	910	819,125

Magnolia Hill, LLC Term Loan	3.510%	10/30/13	3,160	2,843,665

Venetian Macau, Ltd. Delayed Draw Term Loan B	4.790%	05/25/12	174	174,085

Venetian Macau, Ltd. New Project Term Loan	4.790%	05/27/13	3,368	3,377,910

Venetian Macau, Ltd. Term Loan B	4.790%	05/27/13	2,274	2,280,829

				78,893,218

Nonferrous Metals/Minerals–0.7%
Novelis, Inc. New Term Loan B	5.250%	12/19/16	5,856	5,942,950

Oil & Gas–2.4%
Big West Oil, LLC New Term Loan	7.000%	03/31/16	1,172	1,190,962

CCS, Inc. Term Loan B	3.300%	11/14/14	3,059	2,941,805

Citgo Petroleum Corp. Term Loan B	8.000%	06/24/15	3,178	3,330,236

Dynegy Holdings, Inc. Synthetic Letter of Credit	4.020%	04/02/13	3,949	3,930,669

Dynegy Holdings, Inc. Term Loan B	4.020%	04/02/13	250	249,245

Obsidian Natural Gas Trust Term Loan (United Kingdom)	7.000%	11/02/15	2,596	2,674,186

RAM Energy, Inc. Term Loan B(a)	12.750%	11/29/12	1,991	1,995,344

Western Refining, Inc. Term Loan B	10.750%	05/30/14	2,591	2,662,792

Willbros United States Holdings, Inc. Term Loan B	9.500%	06/30/14	2,780	2,821,812

				21,797,051

Publishing–6.1%
Affiliated Media, Inc. New Term Loan	8.500%	03/19/14	2,189	2,201,876

Cengage Learning Holdings II, LP Incremental Term Loan	7.500%	07/03/14	985	994,170

Cengage Learning Holdings II, LP Term Loan	2.550%	07/03/14	11,702	11,257,178

Cygnus Business Media, Inc. Term Loan(a)(i)	9.750%	06/30/13	3,977	2,485,658

Endurance Business Media, Inc. First Lien Term Loan(i)	6.750%	12/15/14	3,499	1,137,171

F&W Publications, Inc. Term Loan	7.750%	06/09/14	4,598	4,114,802

Gatehouse Media, Inc. Delayed Draw Term Loan	2.270%	08/28/14	618	264,806

Gatehouse Media, Inc. Term Loan B	2.270%	08/28/14	963	412,736

Getty Images, Inc. New Term Loan	5.250%	11/07/16	6,184	6,273,760

Harland Clarke Holdings Corp. Term Loan B	2.790%	06/30/14	4,135	3,955,150

Knowledgepoint360 Group, LLC First Lien Term Loan	3.570%	04/14/14	467	373,885

Knowledgepoint360 Group, LLC Second Lien Term Loan	7.314%	04/13/15	1,000	610,000

MC Communications, LLC Term Loan(a)	6.750%	12/31/12	1,744	348,767

Merrill Communications, LLC Second Lien Term Loan(a)	13.758%	11/15/13	3,346	3,350,539

Nelson Education, Ltd. Term Loan (Canada)	2.803%	07/05/14	5,007	4,580,993

Network Communications, Inc. Term Loan	5.510%	11/30/12	5,175	3,596,721

Tribune Co. Term Loan B(c)(d)	5.250%	06/04/14	8,662	6,206,577

Yell Group PLC New Term Loan A3 (United Kingdom)	3.762%	04/30/14	1,588	765,467

Yell Group PLC New Term Loan B1 (United Kingdom)	4.012%	07/31/14	4,896	2,308,198

				55,238,454

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
	Coupon	Maturity*	(000)	Value

Radio & Television–8.4%
Barrington Broadcasting, LLC Term Loan	4.550%	08/12/13	$892	$874,021

Citadel Broadcasting Corp. New Term Loan B	4.250%	12/30/16	1,276	1,286,702

Clear Channel Communications, Inc. Term Loan B	3.912%	01/28/16	14,469	13,264,844

CMP KC, LLC Term Loan(c)	6.250%	05/03/11	6,799	1,019,814

CMP Susquehanna Corp. Term Loan	2.313%	05/05/13	9,935	9,808,037

Cumulus Media, Inc. Term Loan B	4.012%	06/11/14	3,958	3,916,585

FoxCo Acquisition Sub, LLC Term Loan	7.500%	07/14/15	2,591	2,602,655

High Plains Broadcasting Operating Co., LLC Term Loan	9.000%	09/14/16	947	953,018

Intelsat Jackson Holdings S.A. New Term Loan	5.250%	04/02/18	5,806	5,861,447

LBI Media, Inc. Term Loan	1.762%	03/31/12	1,714	1,643,057

Multicultural Radio Broadcasting, Inc. Second Lien Term Loan	6.013%	06/18/13	2,475	1,794,375

Multicultural Radio Broadcasting, Inc. Term Loan	3.010%	12/18/12	1,821	1,671,098

Newport Television, LLC Term Loan B	9.000%	09/14/16	3,461	3,484,452

TWCC Holding Corp. New Term Loan B	4.250%	02/13/17	6,049	6,113,022

Univision Communications, Inc. Extended Term Loan	4.512%	03/31/17	22,596	22,027,254

				76,320,381

Retailers (except food & drug)–3.0%
Amscan Holdings, Inc. Term Loan B	6.750%	12/04/17	5,634	5,709,415

Dollar General Corp. Term Loan B1	3.030%	07/07/14	1,014	1,017,123

Dollar General Corp. Term Loan B2	3.010%	07/07/14	1,422	1,424,652

Educate, Inc. Second Lien Term Loan	8.500%	06/16/14	248	241,398

FTD Group, Inc. Term Loan B	6.750%	08/26/14	935	940,846

Guitar Center, Inc. Term Loan B	3.770%	10/09/14	3,699	3,665,407

Gymboree Corp. New Term Loan	5.000%	02/23/18	1,577	1,580,784

Michaels Stores, Inc. Term Loan B2	4.830%	07/31/16	1,340	1,352,469

Neiman Marcus Group, Inc. Extended Term Loan B2	4.303%	04/06/16	1,248	1,256,934

Petco Animal Supplies, Inc. New Term Loan	4.500%	11/24/17	4,762	4,790,482

Pilot Travel Centers LLC Term Loan B	5.250%	06/30/16	2,181	2,211,892

Savers, Inc. Term Loan B	5.750%	03/11/16	3,106	3,140,585

				27,331,987

Surface Transport–1.0%
Avis Budget Car Rental, LLC New Term Loan	5.750%	04/19/14	1,964	1,976,220

Cardinal Logistics Management, Inc. First Lien Term Loan(a)	12.500%	09/23/13	949	810,997

JHCI Acquisition, Inc. First Lien Term Loan	2.770%	06/19/14	901	851,290

Kenan Advantage Group, Inc. New Term Loan	5.500%	06/10/16	2,950	2,990,346

Swift Transportation Co., Inc. Term Loan B	6.000%	12/21/16	2,783	2,805,303

				9,434,156

Telecommunications–5.6%
Avaya, Inc. Extended Term Loan B3	4.811%	10/26/17	4,602	4,517,828

Avaya, Inc. Term Loan	3.061%	10/24/14	3,311	3,220,169

Fairpoint Communications, Inc. New Term Loan B	6.500%	01/22/16	12,879	12,720,159

Global Tel*Link Corp. Incremental Term Loan	7.250%	11/10/16	3,505	3,524,836

Level 3 Communications, Inc. Add on Term Loan	11.500%	03/13/14	1,417	1,524,694

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
	Coupon	Maturity*	(000)	Value

Telecommunications–(continued)

Level 3 Communications, Inc. Term Loan A	2.553%	03/13/14	$6,100	$5,954,362

MetroPCS Wireless, Inc. Extended Term Loan	3.813%	11/04/16	669	673,154

MetroPCS Wireless, Inc. Term Loan B	2.563%	11/04/13	61	61,392

NTELOS, Inc. Term Loan B	6.000%	08/07/15	8,902	8,918,486

Orius Corp. Term Loan A(b)(c)(d)(e)	6.750%	01/23/09	810	0

Orius Corp. Term Loan B1(b)(c)(d)(e)	7.250%	01/23/10	600	0

Syniverse Holdings, Inc. Term Loan B	5.250%	12/21/17	3,509	3,558,120

TowerCo Finance, LLC Term Loan B	5.250%	02/02/17	1,160	1,171,187

West Corp. Term Loan B2	2.740%	10/24/13	482	481,276

West Corp. Term Loan B5	4.610%	07/15/16	1,180	1,189,530

Yankee Cable Acquisition, LLC Term Loan B1	6.500%	08/26/16	2,993	3,020,166

				50,535,359

Utilities–9.1%
BRSP, LLC Term Loan B	7.500%	06/04/14	4,792	4,852,120

EquiPower Resources Holdings, LLC Term Loan B	5.750%	01/26/18	848	856,823

FirstLight Power Resources, Inc. Second Lien Term Loan	4.813%	05/01/14	5,500	5,280,000

FirstLight Power Resources, Inc. Synthetic Letter of Credit	2.813%	11/01/13	87	86,505

FirstLight Power Resources, Inc. Term Loan B	2.813%	11/01/13	4,265	4,254,227

Great Point Power, Inc. Delayed Draw Term Loan	5.500%	03/10/17	1,406	1,413,426

Longview Power LLC Delayed Draw Term Loan	2.563%	02/28/14	2,567	2,412,680

Longview Power LLC Synthetic Letter of Credit	2.413%	02/28/14	733	689,337

Longview Power LLC Term Loan B	2.563%	02/28/14	2,200	2,068,011

Mach Gen, LLC Letter of Credit	2.303%	02/22/13	187	174,611

New Development Holdings, LLC Term Loan	7.000%	07/03/17	11,692	11,839,366

NRG Energy, Inc. Extended Letter of Credit	3.553%	08/31/15	8,221	8,290,824

Primary Energy Operations, LLC New Term Loan	6.500%	10/23/14	3,398	3,377,151

Texas Competitive Electric Holdings Co., LLC Delayed Draw Term Loan	3.770%	10/10/14	10,913	9,162,586

Texas Competitive Electric Holdings Co., LLC Term Loan B1	3.770%	10/10/14	7,723	6,514,204

Texas Competitive Electric Holdings Co., LLC Term Loan B2	3.790%	10/10/14	5,033	4,245,649

Texas Competitive Electric Holdings Co., LLC Term Loan B3	3.770%	10/10/14	14,294	12,037,554

TPF Generation Holdings, LLC Second Lien Term Loan C	4.553%	12/15/14	4,700	4,539,401

				82,094,475

Total Variable Rate** Senior Loan Interests 144.3%				1,305,073,919

			Par
			Amount
	Coupon	Maturity	(000)	Value

Notes–3.4%
Air Transport–0.1%
Continental Airlines, Inc.(g)	6.750%	09/15/15	$1,110	$1,148,850

Building & Development–0.1%
Realogy Corp.(g)	7.875%	02/15/19	593	597,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Senior Income Trust

			Par
			Amount
	Coupon	Maturity	(000)	Value

Chemicals & Plastics–0.5%
Lyondell Chemical Co.	11.000%	05/01/18	$3,149	$3,613,919

Wellman, Inc.(a)	5.000%	01/29/19	1,131	769,095

				4,383,014

Containers & Glass Products–0.2%
Berry Plastics Group, Inc.(h)	5.053%	02/15/15	1,900	1,900,000

Ecological Services & Equipment–0.1%
Environmental Systems Products Holdings, Inc.(a)	18.000%	03/31/15	560	560,083

Forest Products–0.5%
Builders FirstSource, Inc.(h)	13.000%	02/15/16	3,647	3,081,972

Verso Paper Holdings LLC(h)	4.037%	08/01/14	1,500	1,470,000

				4,551,972

Health Care–0.7%
Apria Healthcare Group, Inc.(g)	11.250%	11/01/14	6,167	6,767,917

Value Home Furnishings–0.1%
Targus Group International, Inc.(a)	10.000%	12/15/15	677	676,823

Utilities–1.2%
Calpine Corp.(g)	7.500%	02/15/21	5,468	5,618,369

Calpine Corp.(g)	7.875%	01/15/23	4,636	4,786,158

				10,404,527

Total Notes–3.5%				30,990,634

			Shares	Value

Common Stocks–2.5%
Buildings & Development–0.4%
Axia Acquisition Corp.(g)(i)(j)			595	$1,488,675

Building Materials Holding Corp.(g)(j)			923,526	923,525

Contech Construction Products, Inc.(j)			373,586	0

Lake At Las Vegas Joint Venture, LLC, Class A(j)			780	315,959

Lake At Las Vegas Joint Venture, LLC, Class B(j)			9	3,749

Newhall Holding Co., LLC(j)			343,321	514,981

WCI Communities, Inc.(j)			6,756	608,040

				3,854,929

Business Equipment & Services–0.0%
Comdisco Holdings Co., Inc.(j)			7	66

Chemicals & Plastics–0.2%
Lyondell Chemical Co., Class A(g)(j)			53,283	2,029,016

Wellman, Inc.(j)			1,048	0

				2,029,016

Conglomerates–0.1%
Euramax International Inc., Class A(g)(j)			4,207	1,114,882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Senior Income Trust

	Shares	Value

Cosmetics/Toiletries–0.2%
Marietta Intermediate Holding Corp. (acquired 04/22/10, Cost $48,742)(j)	2,023,400	$1,659,188

Ecological Services & Equipment–0.1%
Environmental Systems Products Holdings, Inc. (acquired 09/27/07, Cost $0)(j)	9,333	1,026,630

Financial Intermediaries–0.0%
RJO Holdings Corp. (acquired 01/13/11, Cost $0)(j)	4,291	0

Health Care–0.0%
Quality Home Brands Holdings, LLC (acquired 01/26/10, Cost $0)(j)	4,863	0

Targus Group International, Inc. (acquired 12/16/09, Cost $0)(j)	27,462	78,816

		78,816

Leisure Goods/Activities/Movies–1.1%
MB2, L.P. (Canada)(g)(j)	553,670	355,026

Metro-Goldwyn-Mayer, Inc. Class A(j)	345,111	8,318,901

True Temper Sports, Inc. (acquired 12/17/09, Cost $4,287,500)(j)	121,429	826,931

		9,500,858

Lodging & Casinos–0.2%
BLB Worldwide Holdings, Inc., Class A(j)	134,134	1,341,340

BLB Worldwide Holdings, Inc., Class B(j)	1,250	8,750

		1,350,090

Oil & Gas–0.0%
Vitruvian Exploration LLC(j)	40,110	416,141

Publishing–0.2%
Affiliated Media, Inc.(j)	46,746	1,238,759

Cygnus Business Media, Inc.(g)(i)(j)	5,882	0

Endurance Business Media, Inc., Class A(i)(j)	8,863	88,633

F&W Publications, Inc.(j)	15,519	1,940

MC Communications, LLC (acquired 07/02/09, Cost $0)(j)	333,084	0

SuperMedia, Inc.(j)	2,333	19,644

		1,348,976

Telecommunications–0.0%
CTM Media Holdings, Inc.(j)	2,544	5,292

IDT Corp., Class B(j)	7,632	198,661

		203,953

Total Common Stocks–2.5%		22,583,545

Warrants–0.0%
Aerospace & Defense–0.0%
IAP Worldwide Services, Inc., Series A, expiring 06/11/15 (acquired 06/18/08, Cost $0)(j)	39,841	372,115

IAP Worldwide Services, Inc., Series B, expiring 06/11/15 (acquired 06/18/08, Cost $0)(j)	11,669	38,974

IAP Worldwide Services, Inc., Series C, expiring 06/11/15 (acquired 06/18/08, Cost $0)(j)	5,907	0

		411,089

Building & Development–0.0%
Lake at Las Vegas Joint Venture, LLC, Class C, expiring 07/15/15(j)	39	0

Lake at Las Vegas Joint Venture, LLC, Class D, expiring 07/15/15(j)	54	0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Senior Income Trust

	Shares	Value

Building & Development–(continued)

Lake at Las Vegas Joint Venture, LLC, Class E, expiring 07/15/15(j)	60	$0

Lake at Las Vegas Joint Venture, LLC, Class F, expiring 07/15/15(j)	67	0

Lake at Las Vegas Joint Venture, LLC, Class G, expiring 07/15/15(j)	76	0

		0

Cosmetics & Toiletries–0.0%
Marietta Intermediate Holding Corp., expiring 02/20/19 (acquired 04/22/10, Cost $0)(j)	247,917	0

Publishing–0.0%
F&W Publications, Inc., expiring 06/09/14(j)	2,291	286

Radio & Television–0.0%
Cumulus Media, Inc., expiring 06/29/19(g)(j)	7,614	28,247

Total Warrants 0.0%		439,622

Preferred Stocks–0.0%
Ecological Services & Equipment–0.0%
Environmental Systems Products Holdings, Inc. (acquired 09/27/07, Cost $239,264)(j)	2,136	324,672

Financial Intermediaries–0.0%
RJO Holdings Corp. (acquired 01/14/2011, Cost $0)(j)	324	0

Total Preferred Stocks 0.0%		324,672

Total Long-Term Investments–150.3% (Cost $1,446,477,817)		1,359,412,392

Time Deposit–1.6%
State Street Bank & Trust Co. ($14,454,253 par, 0.01% coupon, dated 02/28/11, to be sold on 03/01/11 at $14,454,257) (Cost $14,454,253)		14,454,253

TOTAL INVESTMENTS–151.9% (Cost $1,460,932,070)		1,373,866,645

BORROWINGS–(23.7%)		(214,000,000)

PREFERRED SHARES–(22.1%)		(200,000,000)

LIABILITIES IN EXCESS OF OTHER ASSETS–(6.1%)		(55,267,213)

NET ASSETS APPLICABLE TO COMMON SHARES–100.0%		$904,599,432

(a)	All or a portion of this security is payment-in-kind.
(b)	This borrower is currently in liquidation.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2011 was $13,140,828, which represented 1.45% of the Trust net assets applicable to common shares.
(d)	This borrower has filed for protection in federal bankruptcy court.
(e)	The borrower is in the process of restructuring or amending the terms of this loan.
(f)	All or a portion of this security is designated in connection with unfunded loan commitments. See Note 8.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011, was $24,858,113, which represented 2.75% of the Trust’s net assets.
(h)	Interest or dividend rate is determined periodically. Rate shown is the rate in effect on February 28, 2011.
(i)	Affiliated company.
(j)	Non-income producing security.
*	Senior Loans in the Trust’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust’s portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust’s portfolio may be substantially less than the stated maturities shown.
**	Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base the lending rate plus a premium. These base lending rates are generally (1) the lending rate offered by one or more major European banks, such as the London inter-Bank Offered Rate (“LIBOR”), (2) the prime rate offered by one or more major United States banks, or (3) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan. The stated coupon rates reflect the weighted average rate of the outstanding contracts for each loan as of February 28, 2011.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Senior Income Trust

Swap agreements outstanding as of February 28, 2011:

Credit Default Swaps

			Pay/						Credit
			Receive		Implied	Notional	Upfront		Rating of
	Reference	Buy/Sell	Fixed	Expiration	Credit	Amount	Payments		Reference
Counterparty	Entity	Protection	Rate	Date	Spread(a)	(000)	Received	Value	Entity(b)

Goldman Sachs International	Calpine Corp.	Sell	5.000%	03/20/11	1.27%	$2,000	$65,000	$23,858	B

Goldman Sachs International	Texas Competitive Electric Holdings Co. LLC	Sell	5.000	03/20/12	6.29	5,000	112,500	(13,452)	B −

Total Credit Default Swaps						$7,000	$177,500	$10,406

(a)	Implied credit spreads represents the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)	Credit rating as issued by Standard and Poor’s (Unaudited).

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Senior Income Trust

Statement of Assets and Liabilities

February 28, 2011

Assets:
Unaffiliated investments (Cost $1,433,712,555)	$1,366,123,266

Affiliated investments (Cost $27,219,515)	7,743,379

Total investments (Cost $1,460,932,070)	1,373,866,645

Cash	117,390

Receivables:
Investments sold	32,327,709

Interest and fees	5,768,253

Unrealized appreciation (depreciation) on swap agreements	10,406

Other	41,151

Total assets	1,412,131,554

Liabilities:
Payables:
Borrowings	214,000,000

Investments purchased	89,176,403

Accrued fees to affiliates	181,582

Income distributions — common and preferred shares	113,175

Accrued other operating expenses	803,789

Unrealized depreciation on unfunded commitments	3,257,173

Total liabilities	307,532,122

Preferred shares ($0.01 par value, authorized 28,000 shares, 8,000 issued with liquidation preference of $25,000 per share)	200,000,000

Net assets applicable to common shares	$904,599,432

Net assets applicable to common shares consists of:
Shares of beneficial interest-common shares	$1,611,886,972

Undistributed net investment income (loss)	(8,924,174)

Unrealized appreciation (depreciation)	(90,134,692)

Undistributed net realized gain (loss)	(608,228,674)

$904,599,432

Shares outstanding, $0.01 par value per common share:
Common shares outstanding	179,999,900

Net asset value per common share	$5.03

Market value per common share	$5.01

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Senior Income Trust

Statement of Operations

For the period August 1, 2010 to February 28, 2011 and the year ended July 31, 2010

	Seven months ended	Year ended
	February 28,	July 31,
	2011	2010

Investment income:
Interest from unaffiliated investments	$40,482,442	$67,481,131

Interest from affiliated investments	293,405	309,414

Other	998,754	2,388,384

Total income	41,774,601	70,178,929

Expenses:
Investment advisory fee	6,359,192	10,592,086

Interest expense	2,089,287	3,182,465

Administrative service fees	1,496,281	2,631,574

Custody	292,986	431,696

Preferred share maintenance	142,965	328,094

Trustees’ and officers’ fees and benefits	49,411	183,418

Transfer agent fees	12,109	23,485

Other	327,914	1,118,448

Total expenses	10,770,145	18,491,266

Net investment income	31,004,456	51,687,663

Realized and unrealized gain (loss):
Realized gain (loss):
Unaffiliated investments	(11,157,984)	(118,037,753)

Affiliated investments	(94,102)	234

Foreign currency transactions	—	(31)

Swap agreements	176,944	748,111

Net increase from payments by affiliates*	—	2,459,961

Net realized gain (loss)	(11,075,142)	(114,829,478)

Unrealized appreciation (depreciation):
Beginning of the period	(170,949,237)	(414,181,169)

End of the period:
Investments	(87,065,425)	(166,314,297)

Swap agreements	187,906	180,206

Unfunded commitments	(3,257,173)	(4,815,146)

	(90,134,692)	(170,949,237)

Net unrealized appreciation during the period	80,814,545	243,231,932

Net realized and unrealized gain	69,739,403	128,402,454

Distributions to preferred shareholders from net investment income	(2,067,220)	(4,938,822)

Net increase in net assets applicable to common shares from operations	$98,676,639	$175,151,295

*	See Note 2 in the Notes to Financial Statements for further information.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Senior Income Trust

Statement of Changes in Net Assets

For the period August 1, 2010 to February 28, 2011, and the years ended July 31, 2010 and 2009

	Seven months	Year	Year
	ended	ended	ended
	February 28,	July 31,	July 31,
	2011	2010	2009

From investment activities:
Operations:
Net investment income	$31,004,456	$51,687,663	$73,508,210

Net realized gain (loss)	(11,075,142)	(114,829,478)	(354,682,309)

Net unrealized appreciation (depreciation) during the period	80,814,545	243,231,932	(87,455,485)

Distributions to preferred shareholders from net investment income	(2,067,220)	(4,938,822)	(9,364,996)

Change in net assets applicable to common shares from operations	98,676,639	175,151,295	(377,994,580)

Distributions to common shareholders from net investment income	(30,995,983)	(51,390,672)	(70,077,894)

Distributions to common shareholders from return of capital	—	(3,905,807)	—

	(30,995,983)	(55,296,479)	(70,077,894)

Net change in net assets applicable to common shares from investment activities	67,680,656	119,854,816	(448,072,474)

From capital transactions:
Shares repurchased	—	(38,257)	—

Total increase (decrease) in net assets applicable to common shares	67,680,656	119,816,559	(448,072,474)

Net assets applicable to common shares:
Beginning of the period	836,918,776	717,102,217	1,165,174,691

End of the period (including undistributed net investment income (loss) of $(8,924,174), $(8,238,844) and $(8,731,532), respectively)	$904,599,432	$836,918,776	$717,102,217

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen Senior Income Trust

Statement of Cash Flows

For the period August 1, 2010 to February 28, 2011 and the year ended July 31, 2010

	Seven months	Year
	ended	ended
	February 28,	July 31,
	2011	2010

Net increase in net assets applicable to common shares from operations	$98,676,639	$175,151,295

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities
Purchases of investments	(637,241,600)	(717,456,970)

Sales of investments/principal repayments	668,345,795	694,189,227

Amortization of loan fees	1,396,603	4,212,018

Net loan fees	(899,471)	1,985

Accretion of discounts	(7,114,088)	(13,789,523)

Net realized gain (loss) on investments	11,252,086	118,037,519

Net change in unrealized appreciation on investments	(79,248,872)	(234,951,592)

Increase in interest and fees receivable and other assets	(479,062)	(591,397)

Decrease/Increase in accrued interest expense	(75,524)	22,784

Decrease in trustees’ deferred compensation and retirement plans	—	(492,971)

Increase/Decrease in accrued expenses and other payables	277,592	(910,335)

Net change in unrealized appreciation (depreciation) on swap agreements	(7,700)	(35,922)

Net change in unrealized appreciation (depreciation) on unfunded commitments	(1,557,973)	(7,989,418)

Total adjustments	(45,352,214)	(159,754,595)

Net cash provided by operating activities	53,324,425	15,396,700

Cash flows provided by (used in) financing activities:
Net proceeds from and repayments of borrowings	(16,000,000)	192,000,000

Redemption in preferred shares	—	(150,000,000)

Repurchased common shares	—	(38,257)

Distributions paid to common shareholders from net investment income	(30,986,270)	(55,308,113)

Net cash provided by (used in) financing activities	(46,986,270)	(13,346,370)

Net increase in cash	6,338,155	2,050,330

Cash and cash equivalents at beginning of the period	8,233,488	6,183,158

Cash and cash equivalents at the end of the period	$14,571,643	$8,233,488

Supplemental disclosures of cash flow information
Cash paid during the period for interest	$2,101,665	$3,220,446

Non cash interest received during the period	$922,349	$4,804,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Van Kampen Senior Income Trust

Financial Highlights

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.

	Seven months
	ended
	February 28,		Year ended July 31,
	2011		2010	2009	2008	2007	2006

Net asset value, beginning of the period	$4.65		$3.98	$6.47	$8.06	$8.57	$8.67

Net investment income(a)	0.17		0.29	0.41	0.80	0.93	0.79

Net realized and unrealized gain (loss)	0.39		0.72	(2.46)	(1.57)	(0.47)	(0.10)

Distributions paid to preferred shareholders from net investment income	(0.01)		(0.03)	(0.05)	(0.18)	(0.20)	(0.17)

Total income (loss) from investment operations	0.55		0.98	(2.10)	(0.95)	0.26	0.52

Distributions paid to common shareholders:
Net investment income	(0.17)		(0.29)	(0.39)	(0.64)	(0.77)	(0.62)

Return of capital	—		(0.02)	—	—	—	—

Total distributions paid to common shareholders	(0.17)		(0.31)	(0.39)	(0.64)	(0.77)	(0.62)

Net asset value, end of the period	$5.03		$4.65	$3.98	$6.47	$8.06	$8.57

Market value, end of the period	$5.01		$4.65	$3.59	$5.49	$7.98	$8.38

Total return at net asset value(b)	12.14%

Total return at market value(c)	11.70%		38.95%	(26.06)%	(24.32)%	3.94%	10.41%

Net assets applicable to common shares at end of the period (000’s omitted)	$904,599		$836,919	$717,102	$1,165,175	$1,450,070	$1,542,881

Portfolio turnover(d)	50%		57%	37%	46%	85%	75%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses(e)	2.14	%(f)	2.28%†	3.69%	3.52%	4.30%	3.94%

Ratio of expenses excluding interest expense(e)	1.72	%(f)	1.89%†	2.96%	2.26%	2.35%	2.31%

Ratio of net investment income before preferred share dividends	6.16	%(f)	6.38%†	10.73%	11.11%	10.80%	9.17%

Preferred share dividends	0.41	%(f)	0.61%	1.37%	2.44%	2.34%	1.94%

Ratio of net investment income after preferred share dividends	5.75	%(f)	5.77%†	9.36%	8.67%	8.46%	7.23%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$200,000		$200,000	$350,000	$350,000	$700,000	$700,000

Asset coverage per $1,000 unit of senior indebtedness(g)	$6,162		$5,509	$29,083	$3,750	$5,284	$5,028

Asset coverage per preferred share(h)	$138,075		$129,620	$76,225	$108,236	$76,803	$80,119

Liquidating preference per preferred share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000

Total borrowing outstanding (000’s omitted)	$214,000		$230,000	$38,000	$551,000	$502,000	$557,000

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Calculation includes the proceeds from principal repayments and sales of senior loan interests and is not annualized for periods less than one year, if applicable.
(e)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(f)	Ratios are annualized and based on average net assets applicable to common shares (000’s omitted) of $866,501.
(g)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares and the borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(h)	Calculated by subtracting the Trust’s total liabilities (including borrowings and not including the preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding.
†	Subsequent to issuance of its July 31, 2010 financial statements, the Trust identified an error solely related to the expense and net investment income ratios included within the financial highlights for the fiscal year ended July 31, 2010. The financial highlights above reflect the revised ratios.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Van Kampen Senior Income Trust

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Senior Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. As part of Invesco’s June 1, 2010 acquisition of Morgan Stanley’s retail asset management business (the “Transaction”), the Trust changed its name from Van Kampen Senior Income Trust to Invesco Van Kampen Senior Income Trust.
  On February 28, 2011, the Trust’s fiscal year-end changed from July 31 to February 28.
  The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Trust borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust’s volatility.
  The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote or broker quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

27        Invesco Van Kampen Senior Income Trust

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities and investment transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received are amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
Other income is compromised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Trust may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are

28        Invesco Van Kampen Senior Income Trust

included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Trust may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Swap Agreements — The Trust may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Trust as a protection buyer would cease paying its fixed payment, the Trust would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Trust. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Trust as a protection seller would cease to receive the fixed payment stream, the Trust would pay the buyer “par value” or the full notional value of the referenced obligation, and the Trust would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Trust receives the fixed payment over the life of the agreement. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Trust accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Trust segregates liquid securities having a value at least equal to the amount of the potential obligation of a Trust under any swap transaction. The Trust’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Trust and the counterparty and by the posting of collateral by the counterparty to cover the Trust’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
L.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
M.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.
N.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to

29        Invesco Van Kampen Senior Income Trust

counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
O.	Other Risks — The Trust may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Trust invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a Corporate Loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the Corporate Loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an annual fee of 0.85% based on the average daily managed assets of the Trust. Managed assets are defined as the gross asset value of the Trust minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Trust.
  Prior to the Transaction, the Trust paid $8,773,910 in advisory fees to Van Kampen Asset Management (“Van Kampen”) based on the annual rate above the Trust’s average daily managed assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 2.07% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses after fee waiver and/or expense reimbursement to exceed the limit reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  For the year ended July 31, 2010, Van Kampen reimbursed the Trust $2,459,961 for an economic loss due to a trading error.
  The Trust has entered into an administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative services at an annual rate of 0.20% of the average daily managed assets of the Trust. The administrative services provided include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in the Senior Loans in the Trust’s portfolio and providing certain services to the holders of the Trust’s securities. Prior to the Transaction, the Trust paid $2,064,449 in administrative service fees to Van Kampen Investments Inc. The Trust has also entered into a master administrative services agreement with Invesco whereby Invesco provides accounting services to the Trust. For the period August 1, 2010 to February 28, 2011 and the year ended July 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Trust.
  Prior to the Transaction, under separate legal services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided legal services and the CCO provided compliance services to the Acquired Trust. Pursuant to such agreements, the Acquired Trust paid $89,310 to VKII.
  Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs

30        Invesco Van Kampen Senior Income Trust

reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Investments in an Asset Position
Variable Rate Senior Loan Interests	$—	$1,300,178,163	$4,895,756	$1,305,073,919

Notes	—	29,544,716	1,445,918	30,990,634

Equities	18,676,307	—	4,671,532	23,347,839

Time Deposits	—	14,454,253	—	14,454,253

Credit Default Swaps	—	23,858	—	23,858

Total Investments in an Asset Position	$18,676,307	$1,344,200,990	$11,013,206	$1,373,890,503

Investments in a Liability Position
Credit Default Swaps	—	(13,452)	—	(13,452)

Unfunded Commitments	—	(3,257,173)	—	(3,257,173)

Total Investments in a Liability Position	$—	$(3,270,625)	$—	$(3,270,625)

NOTE 4—Derivative Investments

The Trust has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Trust’s derivative instruments, categorized by primary risk exposure, as of February 28, 2011:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Credit risk
Swap agreements	$23,858	$(13,452)

Effect of Derivative Instruments for the Period Ended February 28, 2011

The table below summarizes the gains (losses) on derivative instruments, categorized by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Swap Agreements*

Realized gain (loss)
Credit risk	$176,944

Change in unrealized appreciation (depreciation)
Credit risk	$7,700

Total	$184,644

*	The average notional value of swap agreements outstanding during the period was $7,000,000.

Effect of Derivative Instruments for the Year Ended July 31, 2010

The table below summarizes the gains (losses) on derivative instruments, categorized by primary risk exposure, recognized in earnings during the year:

Location of Gain (Loss) on
Statement of Operations
Swap Agreements

Realized gain (loss)
Credit risk	$748,111

Change in unrealized appreciation (depreciation)
Credit risk	$290,922

Total	$1,039,033

31        Invesco Van Kampen Senior Income Trust

NOTE 5—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a trust holds 5% or more of the outstanding voting securities. The Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the period ended February 28, 2011 and the year ended July 31, 2010.

				Change in
				Unrealized			Interest/
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	07/31/10	at Cost	from Sales	(Depreciation)	Gain (Loss)	02/28/11	Income

Axia Acquisition Corp. — Second Lien Term Loan A	$968,930	$30,709	$—	$(67,359)	$—	$932,280	$33,384

Axia Acquisition Corp. — Second Lien Term Loan B	1,793,154	—	—	(182,192)	—	1,610,962	44,066

Axia Acquisition Holdings, Inc. — Common Shares	1,491,652	—	—	(2,977)	—	1,488,675	—

Cygnus Business Media, Inc. — Common Shares	—	—	—	—	—	—	—

Cygnus Business Media, Inc. — Term Loan	3,847,625	—	30,890	(1,331,632)	555	2,485,658	166,101

Endurance Business Media, Inc. — Common Shares	—	6,292,167	—	(6,203,534)	—	88,633	—

Endurance Business Media, Inc. — First Lien Term Loan	—	4,992,669	301,877	(3,458,964)	(94,657)	1,137,171	49,854

Total	$8,101,361	$11,315,545	$332,767	$(11,246,658)	$(94,102)	$7,743,379	$293,405

				Change in
				Unrealized			Interest/
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	07/31/09	at Cost	from Sales	(Depreciation)	Gain (Loss)	07/31/10	Income

Axia Acquisition Corp. — Second Lien Term Loan A	$—	$2,944,357	$—	$(1,975,427)	$—	$968,930	$18,429

Axia Acquisition Corp. — Second Lien Term Loan B	—	5,515,342	—	(3,722,188)	—	1,793,154	25,644

Axia Acquisition Holdings, Inc. — Common Shares	—	2,673,763	—	(1,182,111)	—	1,491,652	—

Cygnus Business Media, Inc. — Common Shares	—	1,251,821	—	(1,251,821)	—	—	—

Cygnus Business Media, Inc. — Term Loan	—	3,937,274	30,287	(60,015)	653	3,847,625	265,341

Total	$—	$16,322,557	$30,287	$(8,191,562)	$653	$8,101,361	$309,414

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust.
  For the period ended February 28, 2011 and the year ended July 31, 2010, the Trust paid legal fees of $87,767 and $165,973, respectively, for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
  Prior to June 1, 2010, the Trust provided retirement plans for its independent trustees. Such plans and deferred compensation were terminated and the amounts owed to the trustees were distributed.

NOTE 7—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  The Trust may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a Trust generally may not (1) borrow money greater than 331/3% of the Trust’s total assets or (2) issue preferred shares greater than 50% of the Trust’s total assets. In using a combination of borrowing money and issuing preferred shares, the maximum allowable leverage is between 331/3% and 50% (but in no event more than 50%) of the Trust’s total assets based on the relative amounts borrowed or preferred shares issued.
  The Trust has entered into a $300 million revolving credit and security agreement which will expire on August 19, 2011. The revolving credit agreement is secured by the assets of the Trust. In connection with this agreement, for the period August 20, 2010 to February 28, 2011, the Trust incurred interest of $1,986,367, as disclosed on the Statement of Operations. For the period August 20, 2010 to February 28, 2011, the average daily balance of borrowings under the revolving credit and security agreement was $220,601,036, with a weighted average interest rate of 0.30%. From August 1, 2010 to August 19, 2010 and the year ended July 31, 2010, the Trust was entered into a $300 million revolving credit and security agreement. The revolving credit agreement was secured by the assets of the Trust. In connection with this agreement, for the period August 1, 2010 to August 19, 2010 and the year ended July 31, 2010, the Trust incurred interest of $102,920 and $3,182,465, as disclosed on the Statement of Operations, respectively. For the period August 1, 2010 to August 19, 2010 and the year ended July 31, 2010, the average daily balance of borrowings under the revolving credit and security agreement was $231,421,053 and $157,019,178, respectively, with a weighted average interest rate of 0.38% and 0.29%, respectively.

32        Invesco Van Kampen Senior Income Trust

NOTE 8—Unfunded Loan Commitments

As of February 28, 2011, the Trust had unrealized depreciation on unfunded loan commitments of $3,257,173, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

			Unrealized
		Unfunded	Appreciation
Description	Type	Commitments	(Depreciation

AX Acquisition Corp.	Revolver	$2,500,000	$(225,000)

Axcan Intermediate Holdings, Inc.	Term Loan B	561,055	-0-

Axia Acquisition Corp.	Revolver	2,062,006	(92,790)

Bright Horizons Family Solutions, Inc.	Revolver	6,000,000	(420,000)

Cannery Casino Resorts LLC	Revolver	365,909	(6,660)

Catalent Pharma Solutions	Revolver	2,500,000	(178,125)

Education Management Corp.	Revolver	3,000,000	(66,780)

GateHouse Media Operating, Inc.	Revolver	1,000,000	(125,000)

General Nutrition Centers, Inc.	Revolver	5,500,000	(302,500)

Hicks Sporting Group	Term Loan	108,897	-0-

Graphic Packaging International, Inc.	Revolver	5,000,000	(450,000)

Hunter Fan Co.	Revolver	526,042	(73,646)

Kranson Industries, Inc.	Revolver	2,500,000	(162,500)

Lake at Las Vegas Joint Venture	Exit Revolver	112,307	(1,123)

Pinnacle Foods Holdings Corp.	Revolver	7,000,000	(556,737)

Sungard Data Systems, Inc.	Revolver	2,111,887	(42,238)

Surgical Care Affiliates, Inc.	Revolver	3,000,000	(270,000)

USI Holdings Corp.	Revolver	3,333,333	(283,333)

White Birch Paper Co.	DIP Term Loan	237,462	(741)

		$47,418,898	$(3,257,173)

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Common Shareholders Paid During the period August 1, 2010 to February 28, 2011 and the years ended July 31, 2010 and 2009:

	Seven months ended	Year ended	Year ended
	February 28, 2011	July 31, 2010	July 31, 2009

Ordinary income	$33,063,203	$56,329,494	$79,598,098

Return of capital	-0-	3,905,807	-0-

Total distributions	$33,063,203	$60,235,301	$79,598,098

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$226,379

Net unrealized appreciation — investments	(96,463,637)

Net unrealized appreciation (depreciation) — other investments	(2,044,501)

Temporary book/tax differences	(5,583,122)

Post-October deferrals	(16,003,593)

Capital loss carryforward	(587,419,066)

Shares of beneficial interest	1,611,886,972

Total net assets	$904,599,432

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to accretion and amortization.

33        Invesco Van Kampen Senior Income Trust

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Trust has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2012	$29,634,358

February 28, 2013	2,190,907

February 28, 2014	6,730,384

February 28, 2015	11,934,630

February 28, 2016	17,612,397

February 28, 2017	121,546,728

February 28, 2018	316,566,788

February 28, 2019	81,202,874

Total capital loss carryforward	$587,419,066

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the period ended February 28, 2011 was $669,259,297 and $654,279,038, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$43,792,954

Aggregate unrealized (depreciation) of investment securities	(140,256,591)

Net unrealized appreciation (depreciation) of investment securities	$(96,463,637)

Cost of investments for tax purposes is $1,470,330,282.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of the capital loss carryforward, on February 28, 2011, undistributed net investment income (loss) was increased by $1,373,417, undistributed net realized gain (loss) was increased by $50,654,751 and shares of beneficial interest decreased by $52,028,168. This reclassification had no effect on the net assets of the Trust.

NOTE 12—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Seven months ended	Year ended	Year ended
	February 28, 2011	July 31, 2010	July 31, 2009

Beginning shares	179,999,900	180,010,000	180,010,000

Shares issued through dividend reinvestment	—	—	—
Shares repurchased (Weighted average discount of 10.50%)+	—	(10,100)	—

Ending shares	179,999,900	179,999,900	180,010,000

†	The Trust has retired shares purchased.

  The Trust may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 13—Preferred Shares Issuance

The Trust has issued Auction Rate Preferred Shares (“preferred shares”) which have a liquidation of $25,000 per share plus the redemption premium, if any, plus accumulated unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $25,000 per share plus accumulated unpaid dividends, whether or not declared, thereon to the date of redemption.
  Historically, the Trust paid annual fees equivalent of 0.25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auction. Effective March 19, 2009, the Trust decreased this amount to 0.15% due to auction failures. In the future, if auctions no longer fail, the Trust may return to an annual fee payment of 0.25% of the preferred share liquidation value. These fees are included as a component of “Preferred share maintenance” expense on the Statement of Operations.

34        Invesco Van Kampen Senior Income Trust

  Dividends, which are cumulative, are reset through auction procedures.

		Amount			Range of Dividend
Series	Shares†	(000’s omitted)†	Rate†	Reset Date	Rates††

M	1,600	40,000	1.751%	03/01/2011	1.747-1.808%

T	1,600	40,000	1.751%	03/02/2011	1.748-1.805%

W	1,600	40,000	1.751%	03/03/2011	1.748-1.802%

TH	1,600	40,000	1.751%	03/04/2011	1.748-1.799%

F	1,600	40,000	1.751%	03/07/2011	1.748-1.793%

†	As of February 28, 2011.
††	For the period August 1, 2010 to February 28, 2011.

  Subsequent to February 28, 2011 and up through April 5, 2011, the Trust paid dividends to preferred shareholders at rates ranging from 1.728% to 1.751% in the aggregate amount of $284,448.
  The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.
  Beginning on February 12, 2008 and continuing through February 28, 2011 all series of preferred shares of the Trust were not successfully remarketed. As a result, the dividend rates of these preferred shares were reset to the maximum applicable rate.
  The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.
  The preferred shares are not listed on an exchange. Investors in preferred shares may participate in auctions through authorized broker-dealers; however, such broker-dealers are not required to maintain a secondary market in preferred shares, and there can be no assurance that a secondary market will develop, or if it does develop, a secondary market may not provide you with liquidity. When a preferred share auction fails, investors may not be able to sell any or all of their preferred shares and because of the nature of the market for preferred shares, investors may receive less than the price paid for their preferred shares if sold outside of the auction.
  The Trust entered into additional floating rate note and dealer trust obligations as an alternative form of leverage in order to redeem and to retire a portion of its preferred shares. Transactions in preferred shares were as follows:

	Shares	Value

Outstanding at July 31, 2008	14,000	$350,000,000

Shares retired	—	—

Outstanding at July 31, 2009	14,000	$350,000,000

Shares retired	(6,000)	(150,000,000)

Outstanding at July 31, 2010	8,000	$200,000,000

Shares retired	—	—

Outstanding at February 28,2011	8,000	$200,000,000

NOTE 14—Senior Loan Participation Commitments

The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.
  At February 28, 2011, there were no interests in Senior Loans purchased by the Trust on a participation basis.

NOTE 15—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2011:

Declaration Date	Amount Per Share	Record Date	Payable Date

March 1, 2011	$0.024	March 15, 2011	March 31, 2011

April 1, 2011	$0.024	April 15, 2011	April 29, 2011

NOTE 16—Legal Matters

The Trust is part of a group of defendants (Lenders) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida, brought in connection with the bankruptcy proceeding styled In re: TOUSA, Inc. et al.,, filed on July 14, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. et al., home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders or allocated to repay the Lenders should be avoided as

35        Invesco Van Kampen Senior Income Trust

fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers and guarantors of the monies used/allocated to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value for incurring those obligations. Plaintiff seeks to avoid the transfers and other equitable relief. The Trust, along with numerous other defendants hereafter referred to as the Senior Transeastern Lenders, is named in two separate lending capacities. The first capacity is in connection with the Trust’s position as a lender in a revolving credit agreement and the second capacity is in connection with its position as lenders in a term loan. The case went to trial on October 13, 2009, resulting in the Bankruptcy Court rendering final judgment and requiring Lenders to post bonds equal to 110% of damages and disgorgement against them. Bonds were posted in December 12, 2009. On May 28, 2010, the Bankruptcy Court entered an order for revolving credit lenders to pay additional interest in connection with damages awarded against them. On July 13, 2010, Bankruptcy Court entered an order setting amounts of disgorgement awards against term loan lenders. The Senior Transeastern Lenders, including the Trusts, appealed to district court. Oral argument on the appeal of the Final Judgment was heard on October 22, 2010. Objections to the disclosure statement were filed with the Bankruptcy Court on behalf of Debtors and the United States Trustee on December 20, 2010, and December 23, 2010, respectively. On February 11, 2011, the District Court issued an order that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Senior Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Senior Transeastern Lenders; 3) discharged all bonds deposited by Senior Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Senior Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Senior Transeastern Lenders.
  On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint entitled Clifford Rotz, et al. v. Van Kampen Asset Management et al., was filed on behalf of Invesco Van Kampen High Income Trust II, Invesco Van Kampen Advantage Municipal Income Trust II, Invesco Van Kampen Municipal Opportunity Trust, Invesco Van Kampen Municipal Trust and Invesco Van Kampen Senior Income Trust (the “Trusts”) against Van Kampen Asset Management, Morgan Stanley and certain current and former executive officers of the Trusts (collectively, the “Defendants”) alleging that they breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value. Specifically, the shareholders claim that the Board and officers had no obligation to provide liquidity to the ARPS shareholders, the redemptions were improperly motivated to benefit the prior adviser by preserving business relationships with the ARPS holders, i.e., institutional investors, and the market value and fair value of the ARPS were less than par at the time they were redeemed. The Complaint alleges that the redemption of the ARPS occurred at the expense of the Trusts and their common shareholders. This Complaint amends and consolidates two separate complaints that were filed by Clifford T. Rotz, Jr., Robert Fast and Gene Turban on July 22, 2010, and by Harry Suleski, Leon McDermott, Marilyn Morrison and John Johnson on August 3, 2010. Each of the Trusts initially received a demand letter from the plaintiffs on April 8, 2010. Plaintiffs seek judgment that: 1) orders Defendants to refrain from redeeming any ARPS at their liquidation value using Trust assets; 2) awards monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) grants appropriate equitable relief to remedy the Defendants’ breaches of fiduciary duties; and 4) awards to Plaintiffs the costs and disbursements of the action. The Board has formed a committee to investigate these claims and make a recommendation to the Board regarding whether maintenance of these claims is in the best interests of the Trusts. A Stipulation and Proposed Order for Stay of Litigation was filed on March 9, 2011, and subsequently approved by the Court, moving the due date for responses to the Complaint to June 16, 2011. Plaintiffs also filed a letter with the Court requesting postponement of a status hearing to June 27, 2011.
  Management of Invesco and the Trust believe that the outcome of the proceedings described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

36        Invesco Van Kampen Senior Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Invesco Van Kampen Senior Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Senior Income Trust (hereafter referred to as the “Trust”) at February 28, 2011, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period ended February 28, 2011 and the year ended July 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended July 31, 2009 and the financial highlights of the Trust for the periods ended July 31, 2009 and prior were audited by other independent auditors whose report dated September 22, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

Houston, TX
April 13, 2011

37        Invesco Van Kampen Senior Income Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0.01%
Corporate Dividends Received Deduction*	0.01%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

38        Invesco Van Kampen Senior Income Trust

Proxy Results

An Annual Meeting (“Meeting”) of Shareholders of Invesco Van Kampen Senior Income Trust was held on Friday, July 16, 2010. The Meeting was held for the following purpose:

(1)	Elect four Class III Trustees, three by the holders of the Common Shares and one by the holders of the Preferred Shares, each of whom will serve for a three year term or until a successor has been duly elected and qualified.

The results of the voting on the above matter were as follows:

			Votes
	Matter	Votes For	Withheld

(1)	R. Craig Kennedy	164,103,455	5,362,867
	Jack E. Nelson	163,966,787	5,499,535
	Colin D. Meadows	164,214,384	5,251,938
	Hugo F. Sonnenschein(P)	4,742	35

(P) Election of trustee by preferred shareholders only.

39        Invesco Van Kampen Senior Income Trust

Trustees and Officers
The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund
			Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	18	None

Independent Trustees

Wayne M. Whalen[1] — 1939 Trustee and Chair	1997	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	227	Director of the Abraham Lincoln Presidential Library Foundation

David C. Arch — 1945 Trustee	1998	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	227	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Jerry D. Choate — 1938 Trustee	2006	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney Dammeyer — 1940 Trustee	1998	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	227	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund
			Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Linda Hutton Heagy — 1948 Trustee	2006	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy — 1952 Trustee	2006	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr — 1935 Trustee	1998	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson — 1936 Trustee	2006	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein — 1940 Trustee	1998	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	227	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2006	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008.

Trustees and Officers — (continued)

Number of
Funds in
Fund
Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Chairperson of the Board of Trustees of the Institute for Defense Analyses, afederally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

Other Officers

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2010	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Trustees and Officers — (continued)

Number of
Funds in
Fund
Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2010	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1555 Peachtree Street, N.E.	Invesco Advisers, Inc.	PricewaterhouseCoopers LLP	State Street Bank and Trust Company
Atlanta, GA 30309	1555 Peachtree Street, N.E.	1201 Louisiana Street, Suite 2900	225 Franklin
	Atlanta, GA 30309	Houston, TX 77002-5678	Boston, MA 02110-2801

Counsel to the Fund	Transfer Agent
Skadden, Arps, Slate, Meagher & Flom , LLP	Computershare Trust Company, N.A.
155 West Wacker Drive	P.O. Box 43078
Chicago, IL 60606	Providence, RI 02940-3078

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
      Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
      Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Trust holdings and proxy voting information
The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is 811-08743.
      A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
      Information regarding how the Trust voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CE-SINC-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 2/28/2011	Services Rendered to	year end 7/31/2010
	the Registrant for	Pursuant to Waiver of	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval	fiscal year end	Pre-Approval
	2/28/2011	Requirement(1)	7/31/2010	Requirement(1)
Audit Fees	$46,950	N/A	$62,600	N/A
Audit-Related Fees(2)	$6,500	0%	$0	0%
Tax Fees(3)	$2,800	0%	$6,000	0%
All Other Fees(4)	$1,667	0%	$0	0%
Total Fees	$57,917	0%	$68,600	0%
PWC billed the Registrant aggregate non-audit fees of $10,967 for the fiscal year ended February 28, 2011, and $6,000 for the fiscal year ended July 31, 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the fiscal year end February 28, 2011 includes fees billed for agreed upon procedures related to line of credit.

(3)	Tax fees for the fiscal year end February 28, 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end July 31, 2010 includes fees billed for reviewing tax returns.

(4)	All Other fees for the fiscal year end February 28, 2011 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2/28/2011 That Were	Provided for fiscal year	7/31/2010 That Were	Provided for fiscal year
	Required	end 2/28/2011	Required	end 7/31/2010
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%
Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 28, 2011, and $0 for the fiscal year ended July 31, 2010, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

January 2010	I.2 — 1

commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

January 2010	I.2 — 2

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.
•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

January 2010	I.2 — 3

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

January 2010	I.2 — 4

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

January 2010	I.2 — 5

VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally

January 2010	I.2 — 6

refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of

January 2010	I.2 — 7

interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

January 2010	I.2 — 8

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:
•	Thomas Ewald, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.

•	Phillip Yarrow, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010. From 2005 to 2010 and prior to joining Invesco Senior Secured, Mr. Yarrow was an Executive Director with Morgan Stanley.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
     Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
The following information is as of February 28, 2011:

		Other Registered		Other Pooled
		Investment Companies		Investment Vehicles		Other Accounts
		Managed (assets in		Managed (assets in		Managed
	Dollar Range	millions)		millions)		(assets in millions)
	of	Number		Number		Number
Portfolio	Investments	of		of		of
Manager	in Each Fund[1]	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Van Kampen Senior Income Trust
Thomas Ewald	None	3	$2,908.9	None	None	1[2]	$462.8
Phillip Yarrow	None	3	$3,480.4	None	None	None	None
Potential Conflicts of Interest
     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
➢	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.

[1]	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

[2]	This amount includes 1 fund that pays performance-based fees with $462.8 M in total assets under management.

The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
     The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
     The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
     Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
     Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-

quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
     Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[3]
Invesco [4,5,6]	One-, Three- and Five-year performance against Fund peer group.
Invesco Australia
Invesco Deutschland

Invesco Senior Secured	N/A

Invesco Trimark[4]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[4]	One-, Three- and Five-year performance against Fund peer group.
Invesco Asset Management

Invesco Japan[7]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
     Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
     High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
     Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to

[3]	Rolling time periods based on calendar year-end.

[4]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[5]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Select Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[6]	Portfolio Managers for Invesco Balanced Fund, Invesco Basic Balanced Fund, Invesco Basic Value Fund, Invesco Fundamental Value Fund, Invesco Large Cap Basic Value Fund, Invesco Large Cap Relative Value Fund, Invesco Mid Cap Basic Value Fund, Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Basic Balanced Fund, Invesco V.I. Basic Value Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 6, they also have a ten-year performance measure.

[7]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
     Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
          None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of March 21, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Invesco Van Kampen Senior Income Trust

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 13, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 13, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 13, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.